UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): December 14, 2007

SURFECT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-132597	88-0513176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Broadway Road Tempe, Arizona	85282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 968-2897

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 14, 2007 Surfect Holdings, Inc. (the “Company”) entered into a Waiver and Investment Agreement and an Acknowledgement and Agreement to Modification of Waiver and Investment Agreement (collectively, the “Waiver”) with the holders of the Company’s outstanding 10% senior secured convertible notes (the “Bridge Notes”) in the aggregate principal amount of $995,000 (“Bridge Investors”). Pursuant to the Waiver, the Bridge Investors agreed to extinguish the Bridge Notes which matured on October 29, 2007 and to waive any and all existing or prior breaches or defaults under the Bridge Notes and any other rights, including the penalties to which the Bridge Investors were entitled in exchange for the right to convert the outstanding principal amount of the Bridge Notes, plus all accrued and unpaid interest through November 30, 2007 into (i) shares of the Company’s common stock par value $0.0001 per share (“Common Stock”) at a conversion price of $0.04 per share and (ii) a five-year year warrant to purchase the same number of shares of Common Stock issued upon conversion of the Bridge Notes, at an exercise price of $0.08 per share.

The foregoing is not a complete summary of the terms of the Waiver and is qualified in its entirety by reference to the complete text of the Form of Waiver and Investment Agreement and Form of Acknowledgement and Agreement to Modification of Waiver and Investment Agreement attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the Short-Term Note is incorporated by reference into this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

On November 15, 2007, the Company issued 75,000 shares of restricted Common Stock to an investor relations firm pursuant to a consulting agreement for consulting services provided to the Company. Such shares have “piggyback” registration rights.

On December 14, 2007, the Company issued a short-term promissory note, dated November 29, 2007 (the “Short-Term Note”), in the principal amount of $40,000 which Note bears interest at the rate of 12% per annum, is due and payable on January 28, 2008, and which outstanding principal and accrued interest automatically converts, upon the consummation of an equity financing by the Company of at least $1,500,000, into the same securities offered in such financing at a 50% discount to the offering price. The Short-Term Note was offered and sold solely to an “accredited investor” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Pursuant to the terms of the Waiver, on December 14, 2007 the Company issued an aggregate of (i) 25,658,000 shares of Common Stock, and (ii) five-year warrants (“Bridge Investor Warrants”)  to purchase an aggregate of 26,034,863 shares of Common Stock at an exercise price of $0.08 per share (the “Warrant Shares”), to the Bridge Investors. The warrants may be exercised, at the option of the holder, by cash payment of the exercise price or by “cashless exercise” provided, however, that no such exercise will result in the holder, together with its affiliates, beneficially owning in excess of 4.99% of the outstanding shares of Common Stock, unless waived by the Company, in which case such percentage will not exceed 9.99%. The warrants also provide the holder with anti-dilution price protection.

In addition, pursuant to the terms of the Waiver, the Company issued an aggregate of an additional 3,349,283 shares of Common Stock (“Additional Shares”) to the Bridge Investors pro rata with their Bridge Note investment.

On December 14, 2007, the Company issued a warrant (“Substitute Warrant”) to purchase an aggregate of 1,788,346 shares of Common Stock at an exercise price of $0.0001 per share (“Substitute Warrant Shares”) to a Bridge Investor in lieu of such Bridge Investor receiving 376,863 shares for accrued interest under the Bridge Note and 1,411,483 Additonal Shares. Except for the exercise price, the Substitute Warrant has the same terms as the Bridge Investor Warrants.

The Common Stock and warrants described above were offered and sold solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Pursuant to a registration rights agreement, the Company has agreed to file a registration statement covering the resale of the Common Stock, Warrant Shares and Substitute Warrant Shares no later than January 25, 2008 (the “Filing Date”), and to have such registration statement declared effective on or before 60 days from the Filing Date. If the Company does not timely file the registration statement or cause it to be declared effective by the required dates, then each investor in the offering will be entitled to liquidated damages, payable in cash or Common Stock, at the Company’s option, equal to 1% of the aggregate purchase price paid by such investor for the securities, and an additional 1% for each month that the Company does not file the registration statement or cause it to be declared effective. Notwithstanding the foregoing, in no event shall liquidated damages exceed 10% of the aggregate gross proceeds of the offering.

The foregoing is not a complete summary of the terms of the Short-Term Note or the offering described in this Item 3.02, and reference is made to the complete text of the Form of Promissory Note, Form of Subscription Agreement, Form of Supplement No. 1 to Subscription Agreement, Form of Warrant and Form of Registration Rights Agreement attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

On December 14, 2007, the Company issued 1,440,000 shares of Common Stock to a placement agent for services provided to the Company in connection with the Company’s bridge loan and the obtaining of waivers from the Bridge Investors.

On December 20, 2007, the Company issued 200,000 shares of Common Stock to Birchten Investments, Ltd. in connection with the redemption by the Company on November 30, 2007 of a Bridge Note held by Birchten Investments, Ltd.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On December 13, 2007, the Company’s Certificate of Incorporation was amended to increase the number of authorized shares of common stock, par value $0.0001 per share, from 40,000,000 shares to 500,000,000 shares.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment, effective as of December 13, 2007.

10.1	Form of Waiver and Investment Agreement

10.2	Form of Acknowledgment and Agreement to Modification of Waiver and Investment Agreement

10.3	Form of Promissory Note (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated November 30, 2007 (November 2007 8-K”))

10.4	Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.2 to the November 2007 8-K)

10.5	Form of Supplement No. 1 to Subscription Agreement (incorporated herein by reference to Exhibit 10.3 to the November 2007 8-K)

10.6	Form of Warrant (incorporated herein by reference to Exhibit 10.4 to the November 2007 8-K)

10.7	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.5 to the November 2007 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Dated December 20, 2007	By:	/s/ Steven Anderson
Name: Steven Anderson
Title: President and Chief Executive Officer